UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 4, 2005


                               SE FINANCIAL CORP.
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             (Exact name of Registrant as specified in its Charter)


    Pennsylvania                      0-50684                     57-1199010
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(State or other jurisdiction        (Commission               (IRS Employer
of incorporation)                   File Number)             Identification No.)

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1901-03 East Passyunk Avenue, Philadelphia, Pennsylvania           19148
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: (215) 468-1700
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                                 Not Applicable
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          (Former name or former address, if changed since last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act
[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

         Item 1.01 Entry into a Material Definitive Agreement.

         Pursuant to an executed agreement transmitted to SE Financial Corp. (the "Company") and St. Edmond's Federal Savings Bank (the "Bank") on March 4, 2005, the Company and the Bank entered into a Separation and Confidentiality Agreement with Frank S. DePaolo, the former president and chief executive officer of the Company and the Bank. Under such agreement, Mr. DePaolo will receive six months' severance compensation from the Company, payable in biweekly installments.

         A copy of the Separation and Confidentiality Agreement is included with this Form 8-K as an exhibit.

         Item 9.01 Financial Statements and Exhibits

         (c) Exhibits

         Exhibit 10 -- Separation and Confidentiality Agreement

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               SE FINANCIAL CORP.


Date: March 10, 2005                           By:   /s/Marcy C. Panzer
                                                     ---------------------------
                                                     Marcy C. Panzer
                                                     Chairman of the Board